INVESTMENTS IN ASSOCIATES - Aggregate balances of investments (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of Associates and Joint Ventures [Line Items]
Total assets		$ 23,909	$ 10,178
Total liabilities		(19,841)	(10,539)
Revenues	[1]	2,503	1,886	$ 1,643
Total net income for the period	[1]	606	1,619	27
Share of (losses) earnings from investments in associates	[1]	$ (20)	4	$ 0
Acquisition-related costs for transaction			$ 105

[1]
Earnings per share have not been presented in the financial statements, as the underlying shares do not constitute “ordinary shares” under IAS 33, Earnings per share. See Note 3(b), Material Accounting Policy Information, for further details.